Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Protective Insurance Corporation (the "Company") on Form 10-Q for the quarterly period ending September 30, 2019 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), we, Jeremy D. Edgecliffe-Johnson, Chief Executive Officer of the Company, and John R. Barnett, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 6, 2019

/s/ Jeremy D. Edgecliffe-Johnson
Jeremy D. Edgecliffe-Johnson
Chief Executive Officer

/s/ John R. Barnett
John R. Barnett
Chief Financial Officer